PROPERTY AND EQUIPMENT, NET (Tables)	6 Months Ended
Jun. 30, 2024
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, Net

	As of December 31,	As of June 30,
	2023	2024
		(unaudited)
Wi-Fi and network equipment	$16,582	$16,200
Office property	10,544	10,301
Software	10,270	9,258
Digital display network equipment	3,396	3,318
Computer and office equipment	5,157	5,106
Leasehold improvement	2,467	2,411
Furniture and fixture	734	708
Vehicles	558	4,489
Total original costs	49,708	51,791
Less: impairment	(14,763)	(14,423)
Less: accumulated depreciation	(24,868)	(23,526)
Construction in progress	162	158
Total property and equipment, net	$10,239	$14,000

Schedule of movement of impairment for property and equipment

	For the six months ended June 30,
	2023	2024
	(unaudited)	(unaudited)
Beginning of year	$15,110	$14,763
Addition	—	—
Exchange rate adjustment	(655)	(340)
End of year	$14,455	$14,423